LORD ABBETT SECURITIES TRUST

Lord Abbett Large-Cap Value Fund

SUPPLEMENT DATED JUNE 18, 2007

TO THE PROSPECTUS DATED MARCH 1, 2007

(CLASS A, B, C, P & Y)

The section entitled “The Funds – Management – Investment Managers” in the Prospectus of the Lord Abbett Securities Trust – Lord Abbett Large-Cap Value Fund (the “Fund”) is replaced with the following:

Large-Cap Value Fund.  Eli M. Salzmann and Sholom Dinsky are jointly and primarily responsible for the day-to-day management of the Fund.  Messrs. Salzmann and Dinsky are the Investment Team Leaders and have been members of the investment team since inception in 2003.  Messrs. Salzmann and Dinsky are Partners of Lord Abbett and have been with Lord Abbett since 1997 and 2000, respectively.